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                                                                  Exhibit 10.20


NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                          QUALITY CARE SOLUTIONS, INC.
                             (A NEVADA CORPORATION)


                               WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK


No. 1999-CS1


         THIS CERTIFIES THAT, for value received, Platinum Equity Holdings or registered assigns (hereinafter, the "Holder"), is entitled to purchase, subject to the conditions set forth below, at any time or from time to time during the Exercise Period (as defined in subsection 1.1, below), up to 666,298 shares ("Shares") of common stock, $0.01 par value ("Common Stock"), of QUALITY CARE SOLUTIONS, INC., a Nevada corporation (the "Company"), at the per share purchase price (the "Exercise Price") set forth in subsection 1.1, subject to the further provisions of this Warrant. The term "Warrant" as used herein shall mean this Warrant and all instruments issued by the Company in replacement of this instrument.

         This Warrant was originally issued to the named Holder in connection with the execution and delivery of that License Agreement dated July 30, 1999 by and between the Company and Synertech Health Systems Solutions, Inc. (the "License Agreement"). On the date of issuance of this warrant, Synertech is a subsidiary of the Holder named above.

         As used in this Warrant, the following terms shall have the following respective meanings (and the plural form of any defined term used herein shall have meanings correlative to the singular form of the term unless the context clearly requires otherwise):

         "Carveout Life" shall mean one individual enrollee under any mental health care benefits plan, radiology service benefits or other one-service type of medical services benefits plan serviced by the Company.

         "Combination Health and Dental Life" shall mean one individual enrollee under any medical health and dental benefits plan serviced by the Company.
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         "Dental Life" shall mean one individual enrollee under any dental plan serviced by the Company.

         "Equivalent Lives" shall mean a unit of measurement used herein in connection with the determination of when this Warrant may first become exercisable with respect to a number, specified herein, of Shares. For purposes of this Warrant: (i) one Health Life or Combination Health and Dental Life shall equal one Equivalent Life; (ii) three Dental Lives shall equal one Equivalent Life; and (iii) ten Carveout Lives shall equal one Equivalent Life.

         "Health Life" shall mean one individual enrollee under any medical health benefits plan serviced by the Company.

         "System" shall mean the Company's health care benefits recordkeeping system product, as the same may exist at any time during the Exercise Period.

1. EXERCISE OF WARRANT

         The terms and conditions upon which this Warrant may be exercised, and the Common Stock covered hereby may be purchased, are as follows:

         1.1 Exercise Price. The Exercise Price per Share shall vary depending upon the date upon which this Warrant is duly exercised, and the Exercise Price in effect during portions of the Exercise Period shall be the Exercise Price set forth opposite the following time periods (subject to the provisions of Section
4):

     Exercise Price              Time Period During Which Effective
     --------------              ----------------------------------
          $1.50                  July 1, 1999 through December 31, 2000

          $3.00                  January 1, 2001 through December 31, 2001

          $6.00                  January 1, 2002 to the end of the Exercise Period

         1.2 Exercisability of Warrant; Method Of Exercise.

                  (a) Subject to the proviso set forth at the end of this sentence, the Holder of this Warrant, may at any time prior to 5:00 p.m. on December 31, 2002 (the "Exercise Period"), exercise in whole or in part the purchase rights evidenced by this Warrant; provided, however, that notwithstanding the foregoing,

                           (i) the number of Shares in respect of which this
                  Warrant shall first become exercisable and

                           (ii) the cumulative number of Shares in respect of
                  which this Warrant shall have become exercisable

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
shall be determined by the number of Equivalent Lives that are on the System on any day preceding the relevant date of exercise, in accordance with the following table:

                        No. of Shares        Cumulative No.       Aggregate No.
                        for Which            Shares for Which     Equivalent
No. of Equivalent       Warrant is Newly     Warrant is           Lives on
Lives on the System     Exercisable          Exercisable          the System
-------------------     -----------          -----------          ----------
First 200,000                 150,000               150,000             200,000
Next 500,000                  111,050               261,050             700,000
Next 1,000,000                222,100               483,150           1,700,000
Next 1,300,000                183,148               666,298           3,000,000

         (b)      Due exercise of this Warrant shall be effected by:

                           (i) the surrender of the Warrant, together with a
                  duly executed copy of the form of subscription attached hereto, to the Secretary of the Company at its principal offices;

                           (ii) the payment to the Company, by certified check
                  or bank draft payable to its order, of an amount equal to the aggregate Exercise Price for the number of Shares for which the purchase rights hereunder are being exercised; and

                           (iii) the delivery to the Company, if necessary, to
                  assure compliance with federal and state securities laws, of an instrument executed by the Holder certifying that the Shares are being acquired for the sole account of the Holder and not with a view to any resale or distribution.

         1.3 Satisfaction with Requirements of Securities Act of 1933. Notwithstanding the provisions of subsection 1.2(c) and Section 7, each and every exercise of this Warrant is contingent upon the Company's satisfaction that the issuance of Common Stock upon the exercise is exempt from the requirements of the Securities Act and all applicable state securities laws. The Holder of this Warrant agrees to execute any and all documents deemed necessary by the Company to effect the exercise of this Warrant.

         1.4 Issuance Of Shares and New Warrant. This Warrant, with or without similar Warrants, when surrendered properly endorsed at the principal offices of the Company may be exchanged for another Warrant or Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock of the Company. In the event the purchase rights evidenced by this Warrant are exercised in whole or in part, one or more certificates for the purchased Shares shall be issued as soon as practicable thereafter to the person exercising such rights. Such Holder shall also be issued at such time a new Warrant representing the number of Shares (if any) for which the purchase rights under this Warrant remain unexercised and continuing in force and effect.

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
2. TRANSFERS

         2.1 Restrictions on Transfers. Neither this Warrant nor the Shares of Common Stock may be disposed of, directly or indirectly, except in accordance with the provisions of the Securities Act and the provisions of any applicable state securities laws and the rules and regulations thereunder.

         2.2 Registered Holder. The Holder agrees that until such time as any permitted transfer of this Warrant is recorded on the books of the Company, the Company may treat the registered Holder of this Warrant as the absolute owner.

         2.3 Form Of New Warrants. All Warrants issued in connection with transfers of this Warrant shall bear the same date as this Warrant and shall be substantially identical in form and provision to this Warrant, with the possible exception of the number of Shares purchasable thereunder.

3. FRACTIONAL SHARES

         Notwithstanding that the number of Shares purchasable upon the exercise of this Warrant may have been adjusted pursuant to the terms hereof, the Company shall nonetheless not be required to issue fractions of Shares upon exercise of this Warrant or to distribute certificates that evidence fractional shares nor shall the Company be required to make any cash payments in lieu thereof upon exercise of this Warrant. If a fractional Share shall result from adjustments in the number of Shares purchasable hereunder, the number of Shares purchasable hereunder shall, on an aggregate basis taking into account all adjustments hereunder, be rounded down to the next whole number.

4. ANTIDILUTION PROVISIONS

         The provisions of this Section 4 shall apply in the event that any of the events described in this Section 4 shall occur with respect to the Common Stock of the Company at any time on or after the original issuance date of this Warrant.

         4.1 Stock Splits and Combinations. If the Company shall at any time subdivide or combine its outstanding shares of Common Stock, this Warrant shall, after that subdivision or combination, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that change with respect to the Shares of Common Stock which were purchasable under this Warrant immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of Common Stock, the Exercise Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Exercise Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this section shall become effective at the close of business on the date the subdivision or combination becomes effective.

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         4.2 Reclassification, Exchange and Substitution. If the Common Stock
issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, or other otherwise (other than a subdivision or combination of shares provided for above), the Holder of this Warrant shall, on its exercise, be entitled to purchase for the same aggregate consideration, in lieu of the Common Stock which the Holder would have become entitled to purchase but for such change, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the Holder on exercise of this Warrant immediately before that change.

         4.3 Reorganizations, Mergers, Consolidations or Sale Of Assets. If at any time there shall be a capital reorganization of the Company's Common Stock (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere above) or merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Exercise Price then in effect, the number of shares of Common Stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled in such capital reorganization, merger, or consolidation or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder of this Warrant after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the Exercise Price then in effect and number of Shares purchasable upon exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant. The Company shall, within thirty (30) days after making such adjustment, give written notice (by first class mail, postage prepaid) to the registered Holder of this Warrant at the address of that Holder shown on the Company's books. That notice shall set forth, in reasonable detail, the event requiring the adjustment and the method by which the adjustment was calculated and specify the Exercise Price then in effect after the adjustment and the increased or decreased number of Shares purchasable upon exercise of this Warrant. When appropriate, that notice may be given in advance and included as part of the notice required under other provisions of this Warrant.

         4.4 Certificate as to Adjustments. In the case of each adjustment or readjustment of the Exercise Price pursuant to this Section 4, the Company will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, to be delivered to the Holder of this Warrant. The Company will, upon the written request at any time of the Holder of this Warrant, furnish or cause to be furnished to such Holder a certificate setting forth:

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                  (a) Such adjustments and readjustments;

                  (b) The purchase price at the time in effect; and

                  (c) The number of shares of Common Stock issuable upon exercise of the Warrant and the amount, if any, of other property at the time receivable upon the exercise of the Warrant.

         4.5 Reservation of Stock Issuable Upon Exercise. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the exercise of this Warrant such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, in addition to such other remedies as shall be available to the Holder of this Warrant, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

5. RIGHTS PRIOR TO EXERCISE OF WARRANT

         This Warrant does not entitled the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to receive dividends or other distributions, to exercise any preemptive rights, to vote, or to consent or to receive notice as a stockholder of the Company.

6. SUCCESSORS AND ASSIGNS

         The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the holder thereof and their respective successors and permitted assigns.

7. RESTRICTED SECURITIES

         In order to enable the Company to comply with the Securities Act and applicable state laws, the Company may require the Holder as a condition of the transfer or exercise of this Warrant, to give written assurance satisfactory to the Company that the Warrant, or in the case of an exercise hereof the Shares subject to this Warrant, are being acquired for his own account, for investment only, with no view to the distribution of the same, and that any disposition of all or any portion of this Warrant or the Shares issuable upon the due exercise of this Warrant shall not be made, unless and until:

                  (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

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
                  (b) (i) The Holder has notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) the Holder has furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Securities Act and applicable state law.

         The Holder acknowledges that this Warrant is, and each of the Shares of Common Stock issuable upon the due exercise hereof will be, a restricted security, that the Holder understands the provisions of Rule 144 of the Securities and Exchange Commission, and that the certificate or certificates evidencing such shares of Common Stock will bear a legend substantially similar to the following:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. They may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement covering these securities under the said Act or laws, or an opinion of counsel satisfactory to the Company and its counsel that registration is not required thereunder."

8. LOSS OR MUTILATION

         Upon receipt by the Company of satisfactory evidence of the ownership of and the loss, theft, destruction, or mutilation of this Warrant, and (i) in the case of loss, theft, or destruction, upon receipt by the Company of indemnity satisfactory to it, or (ii) in the case of mutilation, upon receipt of this Warrant and upon surrender and cancellation of such instrument, the Company shall execute and deliver in lieu thereof a new Warrant representing the right to purchase an equal number of Shares of Common Stock.

9. NOTICES

         All notices, requests, demands and other communications under this Warrant shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the date of mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows: if to the Holder, at the address of the Holder set forth on the signature page of this Warrant; and if to the Company, at its principal office. Any party may change its address for purposes of this subsection by giving the other party written notice of the new address in the manner set forth above.

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
10. GOVERNING LAW

         This Warrant and any dispute, disagreement or issue of construction of interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Nevada without regard to conflicts of law.

DATED:  July 1, 1999.

                                          QUALITY CARE SOLUTIONS, INC.



                                          By:__________________________________

                                          Title:_______________________________



ATTEST:


_________________________________
Secretary



Acknowledged and Agreed:

PLATINUM EQUITY HOLDINGS


By______________________________
Title: _________________________

Holder's address for notices:

2049 Century Park East
Suite 2710
Los Angeles, California  90067


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
                                  SUBSCRIPTION
             (to be completed and executed upon exercise of Warrant)


QUALITY CARE SOLUTIONS, INC.
5030 East Sunrise Drive
Phoenix, Arizona 85044



Gentlemen:

The undersigned hereby irrevocably elects to purchase, pursuant to the provisions of the within Warrant held by the undersigned, ____________ shares of Common Stock of Quality Care Solutions, Inc.

Payment of the purchase price per Share required under such Warrant accompanies this subscription.

The undersigned hereby represents and warrants that the undersigned is acquiring such stock for the account of the undersigned and not for resale or with a view to distribution of such Common Stock or any part hereof; that the undersigned is fully aware of the transfer restrictions affecting restricted securities under the pertinent securities laws and the undersigned understands that the shares purchased hereby are restricted securities and that the certificate or certificates evidencing the same will bear a legend to that effect.

         DATED:_____________________________, _________.


                                  Signature:__________________________________

                                  Address:____________________________________

                                  ____________________________________________


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